March 2023 Aaron Ravenscroft President & CEO Brian Regan EVP & CFO Ion Warner SVP Marketing & Investor Relations

Forward-Looking Statements 2 Safe Harbor Statement Any statements contained in this presentation that are not historical facts are “forward-looking statements.” These statements are based on the current expectations of the management of the Company, only speak as of the date on which they are made, and are subject to uncertainty and changes in circumstances. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations and beliefs relating to matters that are not historical in nature. The words “could,” “should,” “feel,” “anticipate,” “aim,” “preliminary,” “expect,” “believe,” “estimate,” “intend,” “intent,” “plan,” “will,” “foresee,” “project,” “forecast,” or the negative thereof or variations thereon, and similar expressions identify forward-looking statements. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future.   There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed or implied, please see the Company’s periodic filings with the SEC, particularly those disclosed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. Any “forward-looking statements” in this presentation are intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995.   Non-GAAP Measures Adjusted net income, adjusted diluted net income per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted operating income, and free cash flows are financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). For a reconciliation to the comparable GAAP numbers please see “Appendix – GAAP to Non-GAAP Reconciliation.” Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

The Manitowoc Company, Inc. 3 Manitowoc Changes the Way our Communities Look

Values & Behaviors: Safety

Our Journey 1902: Manitowoc Dry Dock Company founded 1925: Production of Moore Speedcrane begins 2001: Acquired Potain tower cranes 2002: Acquired Grove mobile cranes 2016: Spun-off Foodservice 1952: Renamed The Manitowoc Company 1995: First “modern” large crawler crane launched 2021: Acquired Aspen Equipment & H&E crane business 2008: Sold Shipbuilding 2022: Acquired Honnen Equipment’s crane assets

6 Company Overview 2022 Revenue: $2.0B 2022 Adjusted EBITDA: $143M (7.0% of sales)2 2022 Net Leverage Ratio: 2.2x Global footprint Strong brand-loyalty Large installed-base, and growing aftermarket Market Leading Provider of Lifting Solutions Source: Company filings 1 For the year ended December 31, 2022 2 See appendix for reconciliation of GAAP to non-GAAP measures

Employee Engagement Innovation Growth The Manitowoc Way 7 A Culture Built on Serving Our Customers

Strategic Focus on Aftermarket 8 Increase Non-New Machines Sales to $675M by 2026 Parts & Service Rent-to-Own (RPO) Rentals Used sales Crane remanufacturing Training services Digital solutions

Recurring Revenue Stream Grow recurring revenue streams throughout the cycle Acquisitions accelerate margin growth Higher Margins Typically carry margin rates 2x – 3x greater than new crane sales Getting Closer to Customers More field techs drive higher parts & service sales Acquisitions accelerate margin growth Leverage Digital Solutions Telematics enable parts & service sales throughout value chain Non-new Machine Sales Benefits 9 Recurring Revenue Streams; Higher Margins

Non-new Machine Sales Dynamics 10 Category 5-year revenue Trend EBITDA MARGIN Impact1 Commentary Parts & Service Installed base drives funnel for parts & service Field service techs contribute to growth Acquisitions enable selling direct to end users Rent-to-Rent / Rent-to-Purchase Provides options for customers Supports increasing customer preference for rental ROIC > WACC Supplements customers’ purchase decisions Rental and trade-ins support used crane pipeline Crane Remanufacturing Provides an alternative to new crane purchase Incremental parts & service business Used Cranes Options for price sensitive customers Opportunistically pursue to deploy across regions Generates additional parts & service business through remanufacturing process 1 Denotes relative EBITDA margin impact compared to new crane sales Changing from a Product to a Solutions Business

Aftermarket Growth Strategy Manitowoc’s Vision for the Future 11 Grow EU Tower Crane Rental & Aftermarket Business Build out China and Belt & Road Tower Crane Business Re-invigorate All-Terrain Crane Product Offerings Expand Aftermarket Activities in North America THE MANITOWOC WAY Macro-Trends Infrastructure Investments Electrification Strong Commodity Prices Fleet Renewal ….Breakthrough Initiatives Support CRANES+50

Grow EU Tower Rental & Aftermarket Business 12 Source: MTW estimates Benefits of Rental Fleet New sales bundles New customer opportunities Recurring rental revenue Less cyclical Used crane growth Service sales expansion Attractive returns $3 Billion Market | ~75% Non-New Machine Sales

The Power of Rental (Illustrative Model) 13 1 Three-year investment horizon Investment/Returns Rental Capex: $30M1 Annual Rental Adjusted EBITDA: ~$5-6M Organic Growth Opportunities with Attractive Returns Benefits Strong EBITDA margin accretion Rental expansion Parts & service growth Used sales Installed base & market share growth Cash neutral replacement cycle

Build Out Belt & Road Tower Crane Business 14 Transitioned our China factory into a regional business Engineering and designing locally for local markets Growing share in the Belt & Road markets Growing Our Presence in Developing Economies

Re-invigorate All-terrain Crane Product Offerings 15 Increasing our product portfolio with a wider range of models Filling gaps in our All-Terrain product range to grow our global market share Expanding key technology architectures, such as Maxbase and Grove ConnectTM Growing installed base to drive non-new machine sales Investing in Future Growth To Grow Market Share, Field Population, and Services

Expand Aftermarket Activities in N. America MGX and Aspen Branch/Service Location Acquired Honnen Territory New Boom Truck Territory Remanufacturing Location Technician Talent Pool Parts Sales Fleet Support Services Remanufacturing 16 $180M Investment In Acquisitions Generating >$30M of Adjusted EBITDA

Drive Recurring Revenue Streams and Reduce Cyclicality Non-new machine sales TTM Revenue ($M)

18 Resurgent China Demand Higher Commodity Prices U.S. Infrastructure & CHIPS Bill Investments European Market Rebound Aging Crane Fleets Need Refresh Megatrends Fuel Crane Renaissance Saudi Arabian Megaprojects MegaTrends

Aging Cranes Needs Refresh 19 Total Revenue ($M) 2010 - 2013 Avg Revenue: ~$2,200 2017 - 2019 Avg Revenue: ~$1,700 2004 - 2008 Avg Revenue: ~$2,400 2020 – 2023F Avg Revenue: ~$1,810 Replacement Demand Expected to Accelerate

Financial Metric Aspirational Target Revenue $2.5B Adj. EBITDA >$275M Key Assumptions for Aspirational Targets: ~$250M revenue from Breakthrough Initiatives (incl. acquisitions) ~$250M revenue from market growth Normalized market growth through the cycle Normalized pricing conditions Continuing margin expansion from The Manitowoc Way Long-Term Goals 20 Strategies Accelerate Growth and Reduce Cyclicality While Improving Margin

<3x Target Net Leverage 2.2x Net Leverage1 1 Based on 12/31/2022 Adjusted EBITDA 2 As of 12/31/2022 3 As of 12/31/2022, $30M share repurchase program approved in 2019 to offset impact of share creep. Average repurchase price since inception of $12.47 per share Rental Fleet Growth $30M invested over the last three years Acquisitions $180M invested in 2021 Acquired Honnen Equipment’s crane assets in 2022 Dividend Program None currently approved Share Repurchase3 $8M remaining authorization Capital Allocation 21 $296M Total Liquidity2 Deploy Capital to Drive Growth

The Manitowoc Way: ESG 22 AA MSCI ESG RATING ESG is incorporated into our short-term incentive plan Safety – 36-month rolling RIR has improved from 1.87 in June 2019 to 1.53 in December 2022 Environmental – Accuvio environmental accounting software used to track our progress Diversity – executing female engagement programs and implementing ESL at Shady Grove Named one of “America’s Most Responsible Companies” by Newsweek Building the Company for Future Generations Last update: 11/9/22 MSCI ESG Rating history shows five most recent rating actions. ESG Rating History

Appendix

Financial Metrics ($millions) 24 1 See appendix for reconciliation of GAAP to non-GAAP measures 2 2019 and forward reflects termination of accounts receivable securitization program 3 2019 and prior were restated to remove impact of termination of accounts receivable securitization program

Appendix – GAAP to Non-GAAP Reconciliation 25

Appendix – GAAP to Non-GAAP Reconciliation 26

Appendix – GAAP to Non-GAAP Reconciliation 27

Appendix – GAAP to Non-GAAP Reconciliation 28

Contact: Ion Warner SVP Marketing & Investor Relations ion.warner@manitowoc.com O: +1 414-760-4805 M: +1 717-414-1813